UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2013

Royal Hawaiian Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 808-969-8032

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2013, John Kai resigned from the position of President of Royal Hawaiian Resources, Inc., the General Partner of Royal Hawaiian Orchards, L.P., a position he held on an interim basis since June 2013.  Mr. Kai will remain a director of the General Partner.

Scott Wallace, 57, was appointed to succeed Mr. Kai as President and Chief Executive Officer of Royal Hawaiian Resources, Inc. on October 1, 2013.  Mr. Wallace has served as Executive Vice President sales and marketing since January 2012 and President of Royal Hawaiian Macadamia Nut, Inc., a wholly owned subsidiary of the Partnership, since August 27, 2013.  Since joining the Partnership, he has led the effort to develop and grow the branded products expansion of the Partnership, which launched its first products in the fourth quarter of 2012 under the brand name ROYAL HAWAIIAN ORCHARDS®.

Prior to joining the Partnership in January 2012, Mr. Wallace served as a director of the General Partner from June 2007 to December 2012.  Mr. Wallace has spent over 30 years in progressively more senior management positions in the food/consumer goods industry.  He was President and Chief Executive Officer of Fruit Patch, one of the largest processor/marketers of fresh fruit in the United States specializing in peaches, plums, nectarines, grapes, and specialty fruits from 2009 through 2011.  From 2006 through 2009, he was Senior Vice President sales operations and managed offices throughout the world which market and distribute the Singer, Husqvarna Viking and Pfaff brand sewing machines at SVP Worldwide, a Kohlberg and Company owned business.  Prior to joining SVP, he was Chairman, President and Chief Executive Officer of Gardenburger, Inc. until taking the company private in 2006.  Previously, he was president and Chief Executive Officer of Mauna Loa Macadamia Nut Corporation until 2001.  He has also served in management capacities with Jacobs Suchard (1988 through 1994), Eastman Kodak Company (1985 through 1988) and Procter & Gamble (1978 through 1985).  Mr. Wallace provides broad general management and executive level sales and marketing expertise.  Mr. Wallace received his Bachelor of Arts in International Business Management and Marketing from San Francisco State University.  He resides in Dana Point, California.

Item 9.01(d).  Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 3, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Royal Hawaiian Orchards, L.P. By: Royal Hawaiian Resources, Inc., its general partner

Date: October 3, 2013	By:	/s/ Jon Y. Miyata
	Name:	Jon Y. Miyata
	Title:	Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 3, 2013.